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                             AMENDED AND RESTATED
                     GUARANTEE AND COLLATERAL AGREEMENT

                                    made by

                         AFTERMARKET TECHNOLOGY CORP.

                        and certain of its Subsidiaries

                                   in favor of

                            THE CHASE MANHATTAN BANK,
                                     as Agent

                            Dated as of March 6, 1998

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Directly or Indirectly.

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                                  TABLE OF CONTENTS

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SECTION 1.  DEFINED TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

     1.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     1.2  Other Definitional Provisions. . . . . . . . . . . . . . . . . . . . . .  5

SECTION 2.  GUARANTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

     2.1  Guarantee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     2.2  Right of Contribution. . . . . . . . . . . . . . . . . . . . . . . . . .  6
     2.3  No Subrogation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     2.4  Amendments, etc. with respect to the Borrower Obligations. . . . . . . .  6
     2.5  Guarantee Absolute and Unconditional . . . . . . . . . . . . . . . . . .  7
     2.6  Reinstatement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     2.7  Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

SECTION 3.  GRANT OF SECURITY INTEREST . . . . . . . . . . . . . . . . . . . . . .  8

SECTION 4.  REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . .  8

     4.1  Representations in Credit Agreement. . . . . . . . . . . . . . . . . . .  8
     4.2  Title; No Other Liens. . . . . . . . . . . . . . . . . . . . . . . . . .  9
     4.3  Perfected First Priority Liens . . . . . . . . . . . . . . . . . . . . .  9
     4.4  Chief Executive Office . . . . . . . . . . . . . . . . . . . . . . . . .  9
     4.5  Inventory and Equipment. . . . . . . . . . . . . . . . . . . . . . . . .  9
     4.6  Farm Products. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     4.7  Pledged Securities . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     4.8  Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     4.9  Intellectual Property. . . . . . . . . . . . . . . . . . . . . . . . . . 10

SECTION 5.  COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

     5.1  Covenants in Credit Agreement. . . . . . . . . . . . . . . . . . . . . . 10
     5.2  Delivery of Instruments and Chattel Paper. . . . . . . . . . . . . . . . 10
     5.3  Maintenance of Insurance . . . . . . . . . . . . . . . . . . . . . . . . 11
     5.4  Payment of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . 11
     5.5  Maintenance of Perfected Security Interest; Further Documentation. . . . 11
     5.6  Changes in Locations, Name, etc. . . . . . . . . . . . . . . . . . . . . 12
     5.7  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     5.8  Pledged Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     5.9  Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     5.10  Intellectual Property . . . . . . . . . . . . . . . . . . . . . . . . . 13

SECTION 6.  REMEDIAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 14

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     6.1  Certain Matters Relating to Receivables. . . . . . . . . . . . . . . . . 14
     6.2  Communications with Obligors; Grantors Remain Liable . . . . . . . . . . 15
     6.3  Pledged Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     6.4  Proceeds to be Turned Over To Agent. . . . . . . . . . . . . . . . . . . 16
     6.5  Application of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . 17
     6.6  Code and Other Remedies. . . . . . . . . . . . . . . . . . . . . . . . . 17
     6.7  Registration Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     6.8  Waiver; Deficiency . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

SECTION 7.  THE AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

     7.1  Agent's Appointment as Attorney-in-Fact, etc . . . . . . . . . . . . . . 19
     7.2  Duty of Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     7.3  Execution of Financing Statements. . . . . . . . . . . . . . . . . . . . 20
     7.4  Authority of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

SECTION 8.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

     8.1  Amendments in Writing. . . . . . . . . . . . . . . . . . . . . . . . . . 21
     8.2  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     8.3  No Waiver by Course of Conduct; Cumulative Remedies. . . . . . . . . . . 21
     8.4  Enforcement Expenses; Indemnification. . . . . . . . . . . . . . . . . . 21
     8.5  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . 22
     8.6  Set-Off. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     8.7  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     8.8  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     8.9  Section Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     8.10  Integration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     8.11  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     8.12  Submission To Jurisdiction; Waivers . . . . . . . . . . . . . . . . . . 23
     8.13  Acknowledgements. . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     8.14  WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . . . . . . . . . . . 24
     8.15  Additional Grantors . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     8.16  Releases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

                                 AMENDED AND RESTATED
                          GUARANTEE AND COLLATERAL AGREEMENT

          GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 6, 1998, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "GRANTORS"), in favor of The Chase Manhattan Bank, as Agent (in such capacity, the "AGENT") for the banks and other financial institutions (the "LENDERS") from time to time parties to the Amended and Restated Credit Agreement, dated as of March 6, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Aftermarket Technology Corp. (the "BORROWER"), the Lenders, Chase Securities Inc., as Global Arranger, and the Agent.


                                 W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

          WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

          WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

                              SECTION 1.  DEFINED TERMS

          1.1 DEFINITIONS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, Instruments, Inventory and Investment Property.

          (b) The following terms shall have the following meanings:

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                                                                           2

          "AGREEMENT": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "BORROWER OBLIGATIONS": the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Agent or any Lender (or, in the case of any Hedge Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any Hedge Agreement entered into by the Borrower with any Lender (or any Affiliate of any Lender) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

          "COLLATERAL":  as defined in Section 3.

          "COLLATERAL ACCOUNT": any collateral account established by the Agent as provided in Section 6.1 or 6.4.

          "COPYRIGHTS": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in SCHEDULE 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

          "COPYRIGHT LICENSES": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in SCHEDULE 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

          "GENERAL INTANGIBLES": all "general intangibles" as such term is defined in Section 9-106 of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest

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                                                                           3

     pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); PROVIDED, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

          "GUARANTOR OBLIGATIONS": with respect to any Guarantor, the collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

          "GUARANTORS": the collective reference to each Grantor other than the Borrower.

          "HEDGE AGREEMENTS": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

          "INTELLECTUAL PROPERTY": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "INTERCOMPANY NOTE": any promissory note evidencing loans made by any Grantor to another Grantor or to any Subsidiary of the Borrower which is not a Grantor.

          "ISSUERS": the collective reference to each issuer of a Pledged Security.

          "NEW YORK UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

          "OBLIGATIONS": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations The Obligations hereunder are expressly designated Senior Debt (as such term is defined in the Indentures) and made senior in right of payment to the respective Notes or Guarantees (as defined in the Indentures) made by the Grantors.

          "PATENTS": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith,

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                                                                           4

     including, without limitation, any of the foregoing referred to in
     SCHEDULE 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in SCHEDULE 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

          "PATENT LICENSE": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in SCHEDULE 6.

          "PLEDGED NOTES": all promissory notes listed on SCHEDULE 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

          "PLEDGED SECURITIES": the collective reference to the Pledged Notes and the Pledged Stock.

          "PLEDGED STOCK": the shares of Capital Stock listed on SCHEDULE 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

          "PROCEEDS": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

          "RECEIVABLE": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "SECURITIES ACT":  the Securities Act of 1933, as amended.

          "TRADEMARKS": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in SCHEDULE 6, and (ii) the right to obtain all renewals thereof.

          "TRADEMARK LICENSE": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in SCHEDULE 6.

          1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to

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                                                                           5

this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.


                                SECTION 2.  GUARANTEE

          2.1 GUARANTEE. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

          (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

          (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Agent or any Lender hereunder.

          (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

          (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

          2.2 RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2

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                                                                           6

shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Lenders, and each Guarantor shall remain liable to the Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

          2.3 NO SUBROGATION. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Agent, with the consent of the Required Lenders, may determine.

          2.4 AMENDMENTS, ETC. WITH RESPECT TO THE BORROWER OBLIGATIONS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Agent or any Lender may be rescinded by the Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

          2.5 GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          2.6 REINSTATEMENT. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          2.7 PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017.


                        SECTION 3.  GRANT OF SECURITY INTEREST

          Each Grantor hereby assigns and transfers to the Agent, and hereby grants to the Agent, for the ratable benefit of the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations,:

          (a) all Accounts;

          (b) all Chattel Paper;

          (c) all Documents;

          (d) all Equipment;

          (e) all General Intangibles;

          (f) all Instruments;

          (g) all Intellectual Property;

          (h) all Inventory;

          (i) all Investment Property;

          (j) all Pledged Securities;

          (k) all books and records pertaining to the Collateral; and

          (l) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.


                      SECTION 4.  REPRESENTATIONS AND WARRANTIES

          To induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Agent and each Lender that:

          4.1 REPRESENTATIONS IN CREDIT AGREEMENT. In the case of each Guarantor, the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, PROVIDED that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

          4.2 TITLE; NO OTHER LIENS. Except for the security interest granted to the Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement.

          4.3 PERFECTED FIRST PRIORITY LIENS. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on SCHEDULE 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Agent, for the ratable benefit of the Lenders as collateral security for such Grantor's

Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for (i) unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law and (ii) Liens described on SCHEDULE 7.

          4.4 CHIEF EXECUTIVE OFFICE. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on SCHEDULE 4.

          4.5 INVENTORY AND EQUIPMENT. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on
SCHEDULE 5.

          4.6 FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

          4.7 PLEDGED SECURITIES. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute (i) in the case of each domestic Issuer, all the issued and outstanding shares of all classes of the Capital Stock of each such domestic Issuer owned by such Grantor and (ii) in the case of each foreign Issuer, such percentage (not more than 65%) as is specified on SCHEDULE 2 of all the issued and outstanding shares of all classes of the Capital Stock of each such foreign Issuer.

          (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

          (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

          4.8 RECEIVABLES. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

          (b) None of the obligors on any Receivables is a Governmental
Authority.

          (c) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

          4.9 INTELLECTUAL PROPERTY. (a) SCHEDULE 6 lists all Intellectual Property owned by such Grantor in its own name on the date hereof.

          (b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

          (c) Except as set forth in SCHEDULE 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

          (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

          (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.


                                SECTION 5.  COVENANTS

          Each Grantor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

          5.1 COVENANTS IN CREDIT AGREEMENT. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

          5.2 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Agent, duly indorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

          5.3 MAINTENANCE OF INSURANCE. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Agent and (ii) to the extent requested by the Agent, insuring such Grantor, the Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Agent and the Lenders.

          (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Agent of written notice thereof, (ii) name the Agent as insured party or loss payee, (iii) if reasonably requested by the Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Agent.

          (c) The Borrower shall deliver to the Agent and the Lenders a report of a reputable insurance broker with respect to such insurance during the month of _________ in each calendar year and such supplemental reports with respect thereto as the Agent may from time to time reasonably request.

          5.4 PAYMENT OF OBLIGATIONS. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

          5.5 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION.
(a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in
Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

          (b) Such Grantor will furnish to the Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

          5.6 CHANGES IN LOCATIONS, NAME, ETC. Such Grantor will not, except upon 15 days' prior written notice to the Agent and delivery to the Agent of (a) all additional executed financing statements and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to SCHEDULE 5 showing any additional location at which Inventory or Equipment shall be kept:

          (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on SCHEDULE 5;

          (ii) change the location of its chief executive office or sole place of business from that referred to in Section 4.4; or

          (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Agreement would become misleading.

          5.7 NOTICES. Such Grantor will advise the Agent and the Lenders promptly, in reasonable detail, of:

          (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Agent to exercise any of its remedies hereunder; and

          (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

          5.8 PLEDGED SECURITIES. (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly indorsed by such Grantor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Agent, be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

          (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

          5.9 RECEIVABLES. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

          (b) Such Grantor will deliver to the Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

          5.10 INTELLECTUAL PROPERTY. (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law,
(iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

          (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

          (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

          (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

          (e) Such Grantor will notify the Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

          (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

          (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.


                           SECTION 6.  REMEDIAL PROVISIONS

          6.1 CERTAIN MATTERS RELATING TO RECEIVABLES. (a) The Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Agent may require in connection with such test verifications. At any time and from time to time, upon the Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

          (b) The Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Agent's direction and control, and the Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Agent if required, in a Collateral Account maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (c) At the Agent's request, each Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

          6.2 COMMUNICATIONS WITH OBLIGORS; GRANTORS REMAIN LIABLE. (a) The Agent in its own name or in the name of others may at any time communicate with obligors under the Receivables to verify with them to the Agent's satisfaction the existence, amount and terms of any Receivables.

          (b) Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables and the Contracts have been assigned to the Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Agent.

          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto), by reason of or arising out of this Agreement or the receipt by the Agent or any Lender of any payment relating thereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          6.3 PLEDGED STOCK. (a) Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the relevant Grantor of the Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice and to exercise all voting and corporate rights with respect to the Pledged Securities; PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which, in the Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

          (b) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as the Agent may determine, and (ii) any or all of the Pledged Securities shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged

Securities directly to the Agent.

          6.4 PROCEEDS TO BE TURNED OVER TO AGENT. In addition to the rights of the Agent and the Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, all Proceeds received by any Grantor consisting of cash, checks and Cash Equivalents shall be held by such Grantor in trust for the Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Agent, if required). All Proceeds received by the Agent hereunder shall be held by the Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Agent in a Collateral Account (or by such Grantor in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

          6.5 APPLICATION OF PROCEEDS. At such intervals as may be agreed upon by the Borrower and the Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Agent, with the consent of the Required Lenders, may elect, and any part of such funds which the Agent, with the consent of the Required Lenders, elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Agent to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

          6.6 CODE AND OTHER REMEDIES. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent, with the consent of the Required Lenders, may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          6.7 REGISTRATION RIGHTS. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Grantor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this
Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

          6.8 WAIVER; DEFICIENCY. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

                                SECTION 7.  THE AGENT

          7.1 AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT, ETC. (a) Each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright,

     Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

          Anything in this Section 7.1(a) to the contrary notwithstanding, the Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The expenses of the Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans under the Credit Agreement, from the date of payment by the Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Agent on demand.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          7.2 DUTY OF AGENT. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          7.3 EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          7.4 AUTHORITY OF AGENT. Each Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantors, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                              SECTION 8.  MISCELLANEOUS

          8.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with subsection 11.1 of the Credit Agreement.

          8.2 NOTICES. All notices, requests and demands to or upon the Agent or any Grantor hereunder shall be effected in the manner provided for in subsection 11.2 of the Credit Agreement; PROVIDED that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on SCHEDULE 1.

          8.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          8.4 ENFORCEMENT EXPENSES; INDEMNIFICATION. (a) Each Guarantor agrees to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in
Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Agent.

          (b) Each Guarantor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          (c) Each Guarantor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to subsection
11.5 of the Credit Agreement.

          (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

          8.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns; PROVIDED that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agent.

          8.6 SET-OFF. Each Grantor hereby irrevocably authorizes the Agent and each Lender at any time and from time to time while an Event of Default pursuant to subsection 9(a) of the Credit Agreement shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Agent or such Lender hereunder and claims of every nature and description of the Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Agent or such Lender may elect, whether or not the Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Agent or such Lender of the proceeds thereof, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such Lender may have.

          8.7 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8.8 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.9 SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          8.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

          8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          8.12 SUBMISSION TO JURISDICTION; WAIVERS. Each Grantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          8.13 ACKNOWLEDGEMENTS.  Each Grantor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

          8.14 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT

AND FOR ANY COUNTERCLAIM THEREIN.

          8.15 ADDITIONAL GRANTORS. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to subsection 7.9 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

          8.16 RELEASES. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Agent shall deliver to such Grantor any Collateral held by the Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; PROVIDED that the Borrower shall have delivered to the Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.


                                      AFTERMARKET TECHNOLOGY CORP.

                                      By:____________________________
                                      Name:
                                      Title:


                                      AARON'S AUTOMOTIVE PRODUCTS, INC.


                                      By:____________________________
                                      Name:
                                      Title:


                                      ACI ELECTRONICS HOLDING CORP.

                                      By:____________________________
                                      Name:
                                      Title:


                                      ACI ELECTRONICS INVESTMENT CORP.

                                      By:____________________________
                                      Name:
                                      Title:


                                      ACI ELECTRONICS, L.P.

                                      By: ACI ELECTRONICS HOLDING CORP., its
                                      General Partner

                                      By:____________________________
                                      Name:
                                      Title:

                                   ATC DISTRIBUTION GROUP, INC.

                                   By:____________________________
                                   Name:
                                   Title:


                                   ATS REMANUFACTURING, INC.

                                   By:____________________________
                                   Name:
                                   Title:


                                   COMPONENT REMANUFACTURING SPECIALISTS, INC.

                                   By:____________________________
                                   Name:
                                   Title:


                                   CRS HOLDINGS CORP.

                                   By:____________________________
                                   Name:
                                   Title:


                                   GM REMANUFACTURING CORP.

                                   By:____________________________
                                   Name:
                                   Title:


                                   METRAN AUTOMATIC TRANSMISSION PARTS CORP.

                                   By:____________________________
                                   Name:
                                   Title:

                                      MORGAN ROAD ACQUISITION CORP.

                                      By:____________________________
                                      Name:
                                      Title:


                                      RPM MERIT, INC.

                                      By:____________________________
                                      Name:
                                      Title:

                                                                  SCHEDULE 1


                            NOTICE ADDRESSES OF GUARANTORS


1.   Aaron's Automotive Products, Inc.
     900 Oakmont Lane, Suite 100
     Westmont, IL  60559

2.   ACI Electronics Holding Corp.
     900 Oakmont Lane, Suite 100
     Westmont, IL  60559

3.   ACI Electronics Investment Corp.
     900 Oakmont Lane, Suite 100
     Westmont, IL  60559

4.   ACI Electronics, L.P.
     900 Oakmont Lane, Suite 100
     Westmont, IL  60559

5.   ATC Distribution Group, Inc.
     900 Oakmont Lane, Suite 100
     Westmont, IL  60059

6.   ATS Remanufacturing, Inc.
     900 Oakmont Lane, Suite 100
     Westmont, IL  60059

7.   Component Remanufacturing Specialists, Inc.
     900 Oakmont Lane, Suite 100
     Westmont, IL  60559

8.   CRS Holdings Corp.
     900 Oakmont Lane, Suite 100
     Westmont, IL  60559

9.   GM Remanufacturing Corp.
     900 Oakmont Lane, Suite 100
     Westmont, IL  60559

10.  Metran Automatic Transmission Parts Corp.
     900 Oakmont Lane, Suite 100
     Westmont, IL  60559

11.  Morgan Road Acquisition Corp.
     900 Oakmont Lane, Suite 100
     Westmont, IL  60559

12.  RPM Merit, Inc.
     900 Oakmont Lane, Suite 100
     Westmont, IL  60559

                                                                SCHEDULE 2


                          DESCRIPTION OF PLEDGED SECURITIES


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 ENTITY                   STOCK         # SHARES        HOLDER         % OWNED
                        CERTIFICATE #                                  BY ATC(1)
--------------------------------------------------------------------------------

 Aaron's  Automotive        1             1,000           ATC           100%
 Products, Inc.(1)
--------------------------------------------------------------------------------
 ACI Electronics            1             1,000           ATC           100%
 Holding Corp.
--------------------------------------------------------------------------------
 ACI Electronics            1             1,000           ATC           100%
 Investment Corp.
--------------------------------------------------------------------------------
 ATC Distribution           1             1,000           ATC           100%
 Group, Inc.
 ("ATCDG")(2)
--------------------------------------------------------------------------------
 ATS Remanufacturing,       1             1,000        Component        100%
 Inc.                                               Remanufacturing
                                                    Specialists, Inc.
--------------------------------------------------------------------------------
 Component                  11            1,000       CRS Holdings      100%
 Remanufacturing
 Specialists, Inc.
--------------------------------------------------------------------------------
 CRS Holdings Corp.         1             1,000           ATC           100%
--------------------------------------------------------------------------------
 GM  Remanufacturing        1            1,000        Component         100%
 Corp.                                             Remanufacturing
                                                   Specialists, Inc.
--------------------------------------------------------------------------------
 King-O-Matic               2              650           ATCDG          100%
 Industries
 Limited
--------------------------------------------------------------------------------
 Metran Automatic           7               50         ATCDG(3)         100%
 Transmission
 Parts Corp.
--------------------------------------------------------------------------------
 Morgan Road                1             1,000           ATC           100%
 Acquisition Corp.
--------------------------------------------------------------------------------
 ENTITY                   STOCK         # SHARES        HOLDER         % OWNED
                        CERTIFICATE #                                  BY ATC
--------------------------------------------------------------------------------
 Partes                     1            64,740(4)        RPM           100%
 Remanufacturadas
 de Mexico, S.A.
 de C.V.



____________________

(4)  Constitutes 65% of the issued and outstanding stock owned by RPM.
___________________

(1) The stock certificate is in the name of AAP Acquisition Corp., as the shares were issued before the merger of Aaron's Automotive Products, Inc. into AAP Acquisition Corp. and the simultaneous name change to Aaron's Automotive Products, Inc.

(2)  The certificate was issued when ATCDG was called "TM-AL Acquisition
     Corp."

(3) The certificate was issued to ATCDG prior to its name change from "TM-AL Acquisition Corp." The merger of Metran into ATCDG is pending in New York.

                                                                            2


-------------------------------------------------------------------------------------

 RPM Merit, Inc.(5)               1             1,000           ATCDG          100%
-------------------------------------------------------------------------------------
 TranShop Management
 Systems, Inc.                    4               100           ATCDG          100%
-------------------------------------------------------------------------------------
 10468 Newfoundland Inc.          2               650            ATC           100%
-------------------------------------------------------------------------------------
 10469 Newfoundland Inc.          2               650            ATC           100%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

















_____________________________

 (5) The stock certificate is in the name of AAP Acquisition Corp., as the shares were issued before the merger of Aaron's Automotive Products, Inc. into AAP Acquisition Corp. and the simultaneous name change to Aaron's Automotive Products, Inc.

                                                                    SCHEDULE 3


                              FILINGS AND OTHER ACTIONS
                        REQUIRED TO PERFECT SECURITY INTERESTS


                           UNIFORM COMMERCIAL CODE FILINGS

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 NAME AND ADDRESS OF DEBTOR                   STATE OF FILING           STATE                      LOCAL
                                                                        FILING OFFICE              FILING OFFICE
---------------------------------------------------------------------------------------------------------------------
 Aftermarket Technology Corp.                 Illinois                  Secretary of State         DuPage County
 900 Oakmont Lane, Suite 100
 Westmont, IL 60559
---------------------------------------------------------------------------------------------------------------------
 Aaron's Automotive Products,                 Florida                   Secretary of State         Orange County
 Inc.
 2600 N. Westgate
 Springfield, MO 65803-9503
                                            -------------------------------------------------------------------------
                                              Illinois                  Secretary of State         Cook County
                                            -------------------------------------------------------------------------
                                              Louisiana                 Secretary of State         Jefferson County
                                            -------------------------------------------------------------------------
                                              Maryland                  Secretary of State         Baltimore City
                                            -------------------------------------------------------------------------
                                              Michigan                  Secretary of State         Wayne County
                                            -------------------------------------------------------------------------
                                              Missouri                  Secretary of State         Greene County
                                                                                                   Jackson County
                                                                                                   Jasper County
                                                                                                   St. Louis County
                                            -------------------------------------------------------------------------
                                              North Carolina            Secretary of State         Mecklenburg County
                                            -------------------------------------------------------------------------
                                              New Jersey                Secretary of State         Bergen County
                                            -------------------------------------------------------------------------
                                              Tennessee                 Secretary of State         Shelby County
                                            -------------------------------------------------------------------------
                                              Texas                     Secretary of State         Harris County
                                            -------------------------------------------------------------------------
                                              Virginia                  Secretary of State         City of Norfolk
---------------------------------------------------------------------------------------------------------------------
 ACI Electronics Holding Corp.                Illinois                  Secretary of State         DuPage County
 900 Oakmont Lane, Suite 100
 Westmont, IL  60559





------------------------------------------------------------------------------------------------------------------------
ACI Electronics Investment Corp.             Illinois                  Secretary of State          DuPage County
900 Oakmont Lane, Suite 100
Westmont, IL  60559
------------------------------------------------------------------------------------------------------------------------
ACI Electronics, L.P.                        Illinois                  Secretary of State          DuPage County
900 Oakmont Lane, Suite 100
Westmont, IL  60559*                      ------------------------------------------------------------------------------
                                             Nevada                    Secretary of State          Washoe County
                                          ------------------------------------------------------------------------------
                                             North Carolina            Secretary of State          Mecklenburg County
                                          ------------------------------------------------------------------------------
                                             Oklahoma                  Secretary of State          Canadian County
                                                                                                   Oklahoma County
                                          ------------------------------------------------------------------------------
                                             Texas                     Secretary of State          Dallas County
                                                                                                   Denton County
                                                                                                   Harris County
------------------------------------------------------------------------------------------------------------------------
ATC Distribution Group, Inc.                 Alabama                   Secretary of State          Lauderdale County
900 Oakmont Lane, Suite 100
Westmont, IL  60559
                                          ------------------------------------------------------------------------------
                                             Florida                   Secretary of State          Duval County
                                                                                                   Orange County
                                          ------------------------------------------------------------------------------
                                             Georgia                   Secretary of State          Fulton County
                                          ------------------------------------------------------------------------------
                                             Illinois                  Secretary of State          Cook County
                                                                                                   DuPage County
                                          ------------------------------------------------------------------------------
                                             Kentucky                  Secretary of State          Bullitt County
                                          ------------------------------------------------------------------------------
                                             Maryland                  Secretary of State          Baltimore City
                                          ------------------------------------------------------------------------------
                                             Massachusetts             Secretary of State          Malden City
                                          ------------------------------------------------------------------------------
                                             Michigan                  Secretary of State          Kent County
                                                                                                   Wayne County
                                          ------------------------------------------------------------------------------
                                             Minnesota                 Secretary of State          Hennepin County
                                                                                                   Anoka County
                                          ------------------------------------------------------------------------------
                                             Missouri                  Secretary of State          Greene County
                                                                                                   Jackson County

                                           -----------------------------------------------------------------------------
                                                                                                    St. Louis County
                                           -----------------------------------------------------------------------------
                                              New York                  Secretary of State          Nassau County
                                           -----------------------------------------------------------------------------
                                              North Carolina            Secretary of State          Mecklenburg County
                                           -----------------------------------------------------------------------------
                                              Ohio                      Secretary of State          Butler County
                                                                                                    Montgomery County
                                           -----------------------------------------------------------------------------
                                              Pennsylvania              Secretary of State          Bucks County
                                                                                                    King County
                                           -----------------------------------------------------------------------------
                                              Tennessee                 Secretary of State          Davidson County
                                                                                                    Shelby County
                                           -----------------------------------------------------------------------------
                                              Texas                     Secretary of State          Bexar County
                                                                                                    Dallas County
                                                                                                    Harris County
                                                                                                    Travis County
                                           -----------------------------------------------------------------------------
                                              Virginia                  Secretary of State          City of Norfolk
                                           -----------------------------------------------------------------------------
                                              Wisconsin                 Secretary of State          Rock County
------------------------------------------------------------------------------------------------------------------------
ATS Remanufacturing, Inc.                     North Carolina            Secretary of State          Gaston County
1224 Isley Road
Gastonia, NC  28052
------------------------------------------------------------------------------------------------------------------------
Component Remanufacturing Specialists, Inc.   New Jersey                Secretary of State          Bergen County
400 Corporate Drive
Mahwah, NJ 07430
------------------------------------------------------------------------------------------------------------------------
CRS Holdings Corp.                            New Jersey                Secretary of State          Bergen County
400 Corporate Drive
Mahwah, NJ  07430
------------------------------------------------------------------------------------------------------------------------
GM Remanufacturing Corp.                      Illinois                  Secretary of State          DuPage County
900 Oakmont Lane, Suite 100
Westmont, IL  60559 (*)
                                          ------------------------------------------------------------------------------
                                              Oklahoma                  Secretary of State          Oklahoma County
------------------------------------------------------------------------------------------------------------------------
Metran Automatic Transmission                 New York                  Secretary of State          Nassau County



----------------------------
* The address will change to the address of the target after completion of the acquisition.

------------------------------------------------------------------------------------------------------------------------
Parts Corp.
48 Jericho Turnpike
Jericho, NY  11753

------------------------------------------------------------------------------------------------------------------------
Morgan Road Acquisition Corp.                Illinois                  Secretary of State          DuPage County
900 Oakmont Lane, Suite 100
Westmont, IL  60669*
                                          ------------------------------------------------------------------------------
                                             Michigan                  Secretary of State          Wayne County
                                          ------------------------------------------------------------------------------
                                             Oklahoma                  Secretary of State          Canadian County
                                                                                                   Oklahoma County
------------------------------------------------------------------------------------------------------------------------
RPM Merit, Inc.                              Arizona                   Secretary of State          Pima County
12250 E. 4th Street                                                                                Maricopa County
Rancho Cucamonga, CA 91730
                                          ------------------------------------------------------------------------------
                                             California                Secretary of State          Alameda County
                                                                                                   Fresno County
                                                                                                   Los Angeles County
                                                                                                   Sacramento County
                                                                                                   San Bernardino County
                                                                                                   San Diego County
                                                                                                   Santa Clara County
                                          ------------------------------------------------------------------------------
                                             Colorado**                Secretary of State
                                          ------------------------------------------------------------------------------
                                             Nevada                    Secretary of State          Clark County
                                          ------------------------------------------------------------------------------
                                             New Mexico                Secretary of State          Bernalillo County
                                          ------------------------------------------------------------------------------
                                             Oregon                    Secretary of State          Multnomah County
                                          ------------------------------------------------------------------------------
                                             Utah***                   Secretary of State
                                          ------------------------------------------------------------------------------
                                             Washington****            Secretary of State
------------------------------------------------------------------------------------------------------------------------
TranShop Management System, Inc.             Alabama                   Secretary of State          Lauderdale County
900 Oakmont Lane, Suite 100
Westmont, IL  60559



----------------------------
** No filing in El Paso County and Denver County; only real estate filings are accepted.
***   No filing in Salt Lake City County; only real estate filings are accepted.
**** No filing in King County and Spokane County; only real estate filings are accepted.

                                         -------------------------------------------------------------------------------
                                             Illinois                  Secretary of State          DuPage County

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------





                             PATENT AND TRADEMARK FILINGS


                      United States Patent and Trademark Office




                        ACTIONS WITH RESPECT TO PLEDGED STOCK

                    Delivery of Pledged Stock to Agent in New York


                                    OTHER ACTIONS

                                         None

                                                                     SCHEDULE 4

      LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE


                  Grantor                                         Location
                  -------                                         --------
Aftermarket Technology Corp. (Delaware)                  900 Oakmont Lane, Suite 100
                                                         Westmont, IL 60559

Aaron's Automotive Products, Inc. (Delaware)             2600 N. Westgate
                                                         Springfield, MO 65803-9503

ACI Electronics Holding Corp. (Delaware)                 900 Oakmont Lane, Suite 100
                                                         Westmont, IL  60559

ACI Electronics Investment Corp. (Delaware)              900 Oakmont Lane, Suite 100
                                                         Westmont, IL  60559

ACI Electronics, L.P. (Delaware)                         900 Oakmont Lane, Suite 100
                                                         Westmont, IL  60559

ATC Distribution Group, Inc. (Delaware)                  900 Oakmont Lane, Suite 100
                                                         Westmont, IL  60559

ATS Remanufacturing, Inc. (Delaware)                     1224 Isley Road
                                                         Gastonia, NC  28052

Component Remanufacturing Specialists, Inc. (New Jersey) 400 Corporate Dr.
                                                         Mahwah, NJ 07430

CRS Holdings Corp. (New Jersey)                          900 Oakmont Lane, Suite 100
                                                         Westmont, IL  60559

GM Remanufacturing Corp. (Delaware)                      900 Oakmont Lane, Suite 100
                                                         Westmont, IL  60559

Metran Automatic Transmission Parts Corp. (New York)     48 Jericho Turnpike
                                                         Jericho, NY  11753

Morgan Road Acquisition Corp. (Delaware)                 900 Oakmont Lane, Suite 100
                                                         Westmont, IL  60559

RPM Merit, Inc. (Delaware)                               12250 E. 4th Street
                                                         Rancho Cucamonga, CA 91730

TranShop Management System, Inc. (Alabama)               900 Oakmont Lane, Suite 100
                                                         Westmont, IL  60559

                                                                     SCHEDULE 5

                         LOCATION OF INVENTORY AND EQUIPMENT

COMPANY             ADDRESS                  CITY                STATE/ZIP           COUNTY
---------------------------------------------------------------------------------------------------
Aaron's             1900 W. New Hampshire    Orlando             FL  32804           Orange Co.
---------------------------------------------------------------------------------------------------
Aaron's             5635 Powell St.          Harahan             LA  70123           Jefferson Co.
---------------------------------------------------------------------------------------------------
Aaron's             100 S. Mannheim Rd.      Hillside            IL  60162           Cook Co.
---------------------------------------------------------------------------------------------------
Aaron's             1903 South Charles St.   Baltimore           MD  21230           Baltimore City
                                                                                     (No County)
---------------------------------------------------------------------------------------------------
Aaron's             21750 W. Trolley Dr.     Taylor              MI  48180           Wayne Co.
---------------------------------------------------------------------------------------------------
Aaron's             656 Godfrey SW           Grand Rapids        MI  49503           Kent Co.
---------------------------------------------------------------------------------------------------
Aaron's             *A423001 Davis Blvd.     Joplin              MO  64804           Jasper Co.
---------------------------------------------------------------------------------------------------
Aaron's             2333 E. Chestnut         Springfield         MO  65803           Greene Co.
---------------------------------------------------------------------------------------------------
Aaron's             1719 W. Mt. Vernon       Springfield         MO  65803           Greene Co.
---------------------------------------------------------------------------------------------------
Aaron's             1851 E. Florida          Springfield         MO  65803           Greene Co.
---------------------------------------------------------------------------------------------------
Aaron's             2665 N. Airport          Springfield         MO  65803           Greene Co.
                    Commerce Ave.
---------------------------------------------------------------------------------------------------
Aaron's             2500 N. Westgate         Springfield         MO  65803           Greene Co.
---------------------------------------------------------------------------------------------------
Aaron's             1645 E. Florida          Springfield         MO  65803           Greene Co.
---------------------------------------------------------------------------------------------------
Aaron's             2821 W. Chestnut         Springfield         MO  65803           Greene Co.
---------------------------------------------------------------------------------------------------
Aaron's             1225 N. Warson Rd.       Creve Coeur         MO  63132           St. Louis Co.
---------------------------------------------------------------------------------------------------
Aaron's             1651 N. Topping          Kansas City         MO  64108           Jackson Co.
---------------------------------------------------------------------------------------------------
Aaron's             2000 Freedom Dr.         Charlotte           NC  28208           Mecklenburg Co.
---------------------------------------------------------------------------------------------------
Aaron's             27 Poplar Dr.            E. Rutherford       NJ  07073           Bergen Co.
---------------------------------------------------------------------------------------------------
Aaron's             3580 E. Raines St.       Memphis             TN  38118           Shelby Co.
---------------------------------------------------------------------------------------------------
Aaron's             3202 Harrisburg Blvd.    Houston             TX  77003           Harris Co.
---------------------------------------------------------------------------------------------------
Aaron's             1114 Ballentine Blvd.    Norfolk             VA  23509
---------------------------------------------------------------------------------------------------
ACI Electronics     3000-H Cross Point       Charlotte           NC  28269           Mecklenburg Co.
                    Center Lane
---------------------------------------------------------------------------------------------------
ACI Electronics     2000 Vista Blvd.,        Sparks              NV  89434           Washoe Co.
                    Suite 800
---------------------------------------------------------------------------------------------------
ACI Electronics     1301 Cornwell Pkwy.,     Oklahoma City       OK  73108           Oklahoma Co.
                    Suite 800
---------------------------------------------------------------------------------------------------
ACI Electronics     1612 Hutton Drive,       Carrollton          TX  75006           Dallas Co.
                    Suite 120
---------------------------------------------------------------------------------------------------
ACI Electronics     10535 Harwin Drive       Houston             TX  77036           Harris Co.
---------------------------------------------------------------------------------------------------
ACI Electronics     10631 Harwin Drive       Houston             TX  77036           Harris Co.


COMPANY             ADDRESS                  CITY                STATE/ZIP           COUNTY
---------------------------------------------------------------------------------------------------
ACI Electronics     2153 Eagle Pkwy          Fort Worth          TX 76177            Denton Co.
---------------------------------------------------------------------------------------------------
ATC                 900 Oakmont Lane,        Westmont            IL  60559           DuPage Co.
                    Ste. 100
---------------------------------------------------------------------------------------------------
ATCDG               501 County Rd. 30        Florence            AL  35630           Lauderdale Co.
---------------------------------------------------------------------------------------------------
ATCDG               5535 Commonwealth        Jacksonville        FL  32254           Duval Co.
                    Avenue
---------------------------------------------------------------------------------------------------
ATCDG               1900 W. New Hampshire    Orlando             FL  32804           Orange Co.
---------------------------------------------------------------------------------------------------
ATCDG               4290 Seaboard Rd.        Orlando             FL  32806           Orange Co.
---------------------------------------------------------------------------------------------------
ATCDG               510 Van Heusen Blvd.     Atlanta             GA  30318           Fulton Co.
---------------------------------------------------------------------------------------------------
ATCDG               100 S. Mannheim Rd.      Hillside            IL  60162           Cook Co.
---------------------------------------------------------------------------------------------------
ATCDG               255 East 167th St.       Harvey              IL  60426           Cook Co.
---------------------------------------------------------------------------------------------------
ATCDG               249 Velva Dr.            Louisville          KY  40229           Bullitt Co.
---------------------------------------------------------------------------------------------------
ATCDG               4282 Blue Lick Rd.       Louisville          KY  40229           Bullitt Co.
---------------------------------------------------------------------------------------------------
ATCDG               170 Commercial St.       Malden              MA  02148
---------------------------------------------------------------------------------------------------
ATCDG               21750 W. Trolley Dr.     Taylor              MI  48180           Wayne Co.
---------------------------------------------------------------------------------------------------
ATCDG               656 Godfrey SW           Grand Rapids        MI  49503           Kent Co.
---------------------------------------------------------------------------------------------------
ATCDG               3900 Jackson St. NE      Columbia Hts.       MN  55421           Anoka Co.
                    Ste. 150
---------------------------------------------------------------------------------------------------
ATCDG               719 Hampshire Avenue S.  Golden Valley       MN  55426           Hennipin Co.
---------------------------------------------------------------------------------------------------
ATCDG               1225 N. Warson Rd.       Creve Coeur         MO  63132           St. Louis Co.
---------------------------------------------------------------------------------------------------
ATCDG               4605 World Parkway       Berkeley            MO  63134           St. Louis Co.
---------------------------------------------------------------------------------------------------
ATCDG               1651 N. Topping          Kansas City         MO  64108           Jackson Co.
---------------------------------------------------------------------------------------------------
ATCDG               1350 E. Chestnut         Springfield         MO  65803           Greene Co.
                    Expressway
---------------------------------------------------------------------------------------------------
ATCDG               2000 Freedom Dr.         Charlotte           NC  28208           Mecklenburg Co.
---------------------------------------------------------------------------------------------------
ATCDG               11125 Ashburn Drive      Forest Park         OH  45240           Butler Co.
---------------------------------------------------------------------------------------------------
ATCDG               1825 E. First St.        Dayton              OH  45403           Montgomery Co.
---------------------------------------------------------------------------------------------------
ATCDG               606 State Rd.            Croydon             PA  19021           Bucks Co.
---------------------------------------------------------------------------------------------------
ATCDG               3580 E. Raines St.       Memphis             TN  38118           Shelby Co.
---------------------------------------------------------------------------------------------------
ATCDG               3540 Dickerson Pike      Nashville           TN  37207           Davidson Co.
---------------------------------------------------------------------------------------------------
ATCDG               2425 Irving Blvd.        Dallas              TX  75207           Dallas Co.


                                       Page 3

COMPANY             ADDRESS                  CITY                STATE/ZIP           COUNTY
---------------------------------------------------------------------------------------------------
ATCDG               4520 Mint Way            Dallas              TX  75236           Dallas Co.
---------------------------------------------------------------------------------------------------
ATCDG               1339 South Brazos        San Antonio         TX  78207           Bexar Co.
---------------------------------------------------------------------------------------------------
ATCDG               3202 Harrisburg Blvd.    Houston             TX  77003           Harris Co.
---------------------------------------------------------------------------------------------------
ATCDG               1416 B S. Lamar Blvd.    Austin              TX  78704           Travis Co.
---------------------------------------------------------------------------------------------------
ATCDG               1360 Ingleside Rd.       Norfolk             VA  23502           No County
---------------------------------------------------------------------------------------------------
ATCDG               1114 Ballentine Blvd.    Norfolk             VA  23509           No County
---------------------------------------------------------------------------------------------------
ATCDG               2921 Kennedy Rd.         Janesville          WI  53545           Rock Co.
---------------------------------------------------------------------------------------------------
ATS                 1224 Isley Road          Gastonia            NC  28052           Gaston Co.
---------------------------------------------------------------------------------------------------
ATS                 2015 N. Chester Blvd.    Gastonia            NC  28052           Gaston Co.
---------------------------------------------------------------------------------------------------
ATS                 200 Kinder Drive         Kings Mountain      NC  28086           Cleveland Co.
---------------------------------------------------------------------------------------------------
CRS                 400 Corporate Drive      Mahwah              NJ  07430           Bergen Co.
---------------------------------------------------------------------------------------------------
GM Reman            3920 Northwest 39th      Oklahoma City       OK  73112           Oklahoma Co.
                    Street
---------------------------------------------------------------------------------------------------
GM Reman            3300 North Santa Fe      Oklahoma City       OK                  Oklahoma Co.
---------------------------------------------------------------------------------------------------
King-O-Matic        6025 3rd St. S.E.        Calgary             Alberta (Canada)
---------------------------------------------------------------------------------------------------
King-O-Matic        1486 Clividen Avenue     Delta               BC (Vancouver)
---------------------------------------------------------------------------------------------------
King-O-Matic        5128 Everest Drive       Mississauga         Ontario L4W 2R4
---------------------------------------------------------------------------------------------------
King-O-Matic        939 Pantera Drive        Mississauga         Ontario L4W 2R9
---------------------------------------------------------------------------------------------------
King-O-Matic        10442 Armand-Lavergne    Montreal            Quebec
                    Avenue
---------------------------------------------------------------------------------------------------
King-O-Matic        1125 Osler St.           Regina              Saskatchewan
---------------------------------------------------------------------------------------------------
Mascot              1415 Shawson Drive       Mississauga         Ontario L4W 1X7
                    -------------------------------------------------------------------------------
                    15345 114th Avenue       Edmonton            Alberta
                    -------------------------------------------------------------------------------
                    43 Driscoll Crescent     Moncton             New Brunswick  E1E4C8
---------------------------------------------------------------------------------------------------
Metran              48 Jericho Turnpike      Jericho             NY  11753           Nassau Co.
---------------------------------------------------------------------------------------------------
Morgan Road         9901 West Reno           Oklahoma City       OK 73099            Canadian Co.
---------------------------------------------------------------------------------------------------
Morgan Road         10001 Northwest 2nd      Oklahoma City       OK  73099           Canadian Co.
---------------------------------------------------------------------------------------------------
Morgan Road         814 West Sheridan        Oklahoma City       OK                  Oklahoma Co.


                                       Page 3

COMPANY             ADDRESS                  CITY                STATE/ZIP           COUNTY
---------------------------------------------------------------------------------------------------
Morgan Road         800 West Sheridan        Oklahoma City       OK                  Oklahoma Co.
---------------------------------------------------------------------------------------------------
Morgan Road         100 Nortwest 63rd,       Oklahoma City       OK  73116           Oklahoma Co.
                    Suite 301
---------------------------------------------------------------------------------------------------
Morgan Road         501 North Miller         Oklahoma City       OK                  Oklahoma Co.
---------------------------------------------------------------------------------------------------
Morgan Road         900 West Main Street     Oklahoma City       OK  73106           Oklahoma Co.
---------------------------------------------------------------------------------------------------
RPM                 4530 N. 43rd Avenue      Phoenix             AZ  85719           Maricopa Co.
---------------------------------------------------------------------------------------------------
RPM                 1011 S. Euclid           Tucson              AZ  85719           Pima Co.
---------------------------------------------------------------------------------------------------
RPM                 12825 S. Broadway        Los Angeles         CA  90061           Los Angeles Co.
---------------------------------------------------------------------------------------------------
RPM                 15229 Keswick St.        Van Nuys            CA  91405           Los Angeles Co.
---------------------------------------------------------------------------------------------------
RPM                 12250 E. 4th Street      Rancho Cucamonga    CA  91730           San Bernardino Co.
---------------------------------------------------------------------------------------------------
RPM                 663 N. 33rd St. Unit C   San Diego           CA  92113           San Diego Co.
---------------------------------------------------------------------------------------------------
RPM                 704 G Street             Fresno              CA  93706           Fresno Co.
---------------------------------------------------------------------------------------------------
RPM                 1987 Davis St.           San Leandro         CA  94577           Alameda Co.
---------------------------------------------------------------------------------------------------
RPM                 1451 13th St.            Oakland             CA  94607           Alameda Co.
---------------------------------------------------------------------------------------------------
RPM                 434 Perrymont Avenue     San Jose            CA  95126           Santa Clara Co.
---------------------------------------------------------------------------------------------------
RPM                 2410 Manning Street      Sacramento          CA  95815           Sacramento Co.
---------------------------------------------------------------------------------------------------
RPM                 215-217 Irwindale        CA  91702           Los Angeles Co.
                    Avenue Azusa
---------------------------------------------------------------------------------------------------
RPM                 1548 W. Byers Ave.       Denver              CO  80223           Denver Co.
---------------------------------------------------------------------------------------------------
RPM                 2639 E. Willamette       Colorado Springs    CO  80909           El Paso Co.
                    Avenue
---------------------------------------------------------------------------------------------------
RPM                 KM.6 Carretera A         Mexicali            Mexico
                    San Luis, R.C.
---------------------------------------------------------------------------------------------------
RPM                 2401-A Phoenix NE        Albuquerque         NM  67107           Bernalillo Co.
---------------------------------------------------------------------------------------------------
RPM                 388 W. Diablo            Las Vegas           NV  89118           Clark Co.
---------------------------------------------------------------------------------------------------
RPM                 536 SE 6th St.           Portland            OR  97214           Multnomah Co.
---------------------------------------------------------------------------------------------------
RPM                 3472 W. 2100 South       Salt Lake City      UT  84119           Salt Lake Co.
---------------------------------------------------------------------------------------------------
RPM                 401 S. Webster           Seattle             WA  98106           King Co.
---------------------------------------------------------------------------------------------------
RPM                 N. 1415 Thierman Rd.     Spokane             WA  99212           Spokane Co.
---------------------------------------------------------------------------------------------------

                                                                     SCHEDULE 6

                       COPYRIGHTS AND COPYRIGHT LICENSES

                                     None


                          PATENTS AND PATENT LICENSES

                                     None


                       TRADEMARKS AND TRADEMARK LICENSES

                                     None

                                                                     SCHEDULE 7


                                 EXISTING PRIOR LIENS

                             ACKNOWLEDGEMENT AND CONSENT


          The undersigned hereby acknowledges receipt of a copy of the Amended and Restated Guarantee and Collateral Agreement dated as of March 6, 1998 (the "AGREEMENT"), made by the Grantors parties thereto for the benefit of The Chase Manhattan Bank, as Agent. The undersigned agrees for the benefit of the Agent and the Lenders as follows:

          1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

          2. The undersigned will notify the Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.

          3. The terms of Sections 6.3(a) and 6.7 of the Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it pursuant to Section 6.3(a) or 6.7 of the Agreement.


                                       ---------------------------------------


                                       [NAME OF ISSUER]
                                       ---------------------------------------

                                       By

                                       Title

                                       Address for Notices:

                                                                     Annex 1 to
                                             GUARANTEE AND COLLATERAL AGREEMENT

          ASSUMPTION AGREEMENT, dated as of ________________, 199_, made by ______________________________, a ______________ corporation (the "ADDITIONAL
GRANTOR"), in favor of THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "AGENT") for the banks and other financial institutions (the "LENDERS") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                               W I T N E S S E T H :

          WHEREAS, Aftermarket Technology Corp. (the "BORROWER"), the Lenders and the Agent have entered into an Amended and Restated Credit Agreement, dated as of March 6, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

          WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Amended and Restated Guarantee and Collateral Agreement, dated as of March 6, 1998 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT") in favor of the Agent for the benefit of the Lenders;

          WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules ____________(*****) to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

          2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

----------
(*****)  Refer to each Schedule which needs to be supplemented.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                       [ADDITIONAL GRANTOR]

                                       By:
                                          --------------------------------
                                          Name:
                                          Title: